Registration No. 333-14053


                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                     POST-EFFECTIVE AMENDMENT NO. 1
                                  TO
                               FORM S-8
                        REGISTRATION STATEMENT
                                UNDER
                       THE SECURITIES ACT OF 1933

                           TIME WARNER INC.
                        (FORMERLY NAMED TW INC.)

      (Exact name of registrant as specified in its charter)

           DELAWARE                           13-3527249
(State or other jurisdiction of             (I.R.S. Employer
incorporation or organization)           Identification Number)
                        75 Rockefeller Plaza
       New York, New York                            10019
      (Address of Principal Executive Offices) (Zip Code)

                      TIME WARNER THRIFT PLAN
                     (Full title of the Plan)

                       Peter R. Haje, Esq.
           Executive Vice President and General Counsel
                         Time Warner Inc.
                       75 Rockefeller Plaza
                     New York, New York 10019
             (Name and Address of agent for service)

                          (212) 484-8000
  (Telephone number, including area code, of agent for service)

                                  PART II

     The purpose of this amendment is to file certain exhibits that were inadvertently omitted from the initial filing.



                            SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this post-effective amendment to its registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City and State of New York, on October 15, 1996.


                                 TIME WARNER  INC.


                                 By  /s/ Richard J. Bressler
                                 Name:  Richard J. Bressler
                                 Title: Senior Vice President and
                                        Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to its registration statement has been signed below by the following persons on October 15, 1996 in the capacities indicated.


         Signature                      Title

(i) Principal Executive Officer:

               *                        Director, Chairman of the Board
   (Gerald M. Levin)                    and Chief Executive Officer


(ii) Principal Financial Officer:

                                        Senior Vice President
     /s/ Richard J. Bressler            and Chief Financial Officer
      (Richard J. Bressler)


(iii) Principal Accounting Officer:

      /s/ John A. LaBarca               Vice President and Controller
        (John A. LaBarca)

(iv) Directors:

                 *
          (Merv Adelson)

                 *
   (Lawrence B. Buttenwieser)

                 *
    (Beverly Sills Greenough)

                 *
          (Carla A. Hills)

                 *
         (David T. Kearns)

                 *
           (Reuben Mark)

                 *
         (Michael A. Miles)

                 *
        (J. Richard Munro)

                 *
        (Richard D. Parsons)

                *
        (Donald S. Perkins)

                *
          (R. E. Turner)

                *
        (Raymond S. Troubh)

                *
     (Francis T. Vincent, Jr.)

Constituting a majority of the Board of Directors

*By  /s/ Peter R. Haje
       (Peter R. Haje)
       (Attorney-in-Fact)

*Pursuant to Powers of Attorney
  dated as of October 10, 1996


Time Warner Thrift Plan

Pursuant to the requirements of the Securities Act of 1933, the administrators of the Time Warner Thrift Plan have duly caused this post-effective amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on October 15, 1996.

                                        TIME WARNER THRIFT PLAN


                                        By  /s/ Carolyn K. McCandless
                                        (Carolyn K. McCandless,
                                         Attorney-in-Fact)


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to its registration statement has been signed by the following persons on October 15, 1996 in the capacities indicated.

Members of the Committee Administering the Plan

John A. LaBarca
Philip R. Lochner, Jr.
Carolyn K. McCandless
Andra D. Sanders
Paul D. Williams

                                        By /s/ Carolyn K. McCandless

                                        (Carolyn K. McCandless,
                                         Attorney-in-Fact)

                             EXHIBIT INDEX



Exhibit        Description                                     Page
Number

4.1       Amended and Restated Agreement and Plan of
          Merger (the "Merger Agreement"), dated as of
          September 22, 1995, among Time Warner
          Companies, Inc. (formerly named Time Warner
          Inc.)  ("Old Time Warner"), the Registrant, Time
          Warner Acquisition Corp., TW Acquisition Corp.
          and TBS (incorporated by reference to Appendix
          A-1(a) to the Joint Proxy Statement/Prospectus
          included as part of the Registrant's
          Registration Statement on Form S-4
          (Registration No. 333-11471) (the "S-4
          Registration Statement"); Exhibits A-1, A-2, B,
          C-1 and C-2 to the Merger Agreement are
          incorporated by reference to Exhibit 2(a) to
          the Current Report on Form 8-K dated  November
          16, 1995 of Old Time Warner (File No. 1-8637)).          *

4.2       Amendment No. 1 dated as of August 8, 1996 to
          the Merger Agreement (incorporated by reference
          to Appendix A-1(b) to the Joint Proxy
          Statement/Prospectus included as part of the S-4
          Registration Statement).                                 *

4.3       Restated Certificate of Incorporation of the
          Registrant (incorporated by reference to
          Exhibit 4.3 of the Registrant's Post-Effective
          Amendment No. 1 to the S-4 Registration
          Statement on Form S-8 Registration Statement
          (the "S-8 Registration Statement").                      *

4.4       Certificate of Amendment of Restated
          Certificate of Incorporation of the Registrant
          (incorporated by reference to Exhibit 4.4 to
          the  S-8 Registration Statement).                        *

4.5       Certificate of the Voting Powers, Designations,
          Preferences and Relative, Participating,
          Optional or Other Special Rights, and
          Qualifications, Limitations or Restrictions
          Thereof, of Series LMC Stock of the Registrant
          (incorporated by reference to Exhibit 4.5 to
          the S-8 Registration Statement).                         *

4.6       Certificate of the Voting Powers, Designations,
          Preferences and Relative, Participating,
          Optional or Other Special Rights, and
          Qualifications, Limitations or Restrictions
          Thereof, of Series LMCN-V Stock of the
          Registrant (incorporated by reference to
          Exhibit 4.6 to the S-8 Registration Statement).          *

4.7       Certificate of the Voting Powers, Designations,
          Preferences and Relative, Participating,
          Optional or Other Special Rights, and
          Qualifications, Limitations or Restrictions
          Thereof, of Series A Participating Cumulative
          Preferred Stock of the Registrant (incorporated
          by reference to Exhibit 4.7 to the S-8
          Registration Statement).                                 *

4.8       Certificate of the Voting Powers, Designations,
          Preferences and Relative, Participating, Optional
          or Other Special Rights, and Qualifications,
          Limitations or Restrictions Thereof, of Series D
          Convertible Preferred Stock of the Registrant
          (incorporated by reference to Exhibit 4.8 to the S-8
          Registration Statement).                                 *

4.9       Certificate of the Voting Powers, Designations,
          Preferences and Relative, Participating, Optional
          or Other Special Rights, and Qualifications,
          Limitations or Restrictions Thereof, of Series E
          Convertible Preferred Stock of the Registrant
          (incorporated by reference to Exhibit 4.9 to the S-8
          Registration Statement).                                 *

4.10      Certificate of the Voting Powers, Designations,
          Preferences and Relative, Participating,
          Optional or Other Special Rights, and Qualifications,
          Limitations or Restrictions Thereof, of Series F
          Convertible Preferred Stock of the Registrant
          (incorporated by reference to Exhibit 4.10 to the S-8
          Registration Statement).                                 *

4.11      Certificate of the Voting Powers, Designations,
          Preferences and Relative, Participating,
          Optional or Other Special Rights, and Qualifications,
          Limitations or Restrictions Thereof, of Series G
          Convertible Preferred Stock of the Registrant
          (incorporated by reference to Exhibit 4.11 to the S-8
          Registration Statement).                                 *

4.12      Certificate of the Voting Powers, Designations,
          Preferences and Relative, Participating,
          Optional or Other Special Rights, and Qualifications,
          Limitations or Restrictions Thereof, of Series H Convertible Preferred Stock of the Registrant (incorporated by reference to Exhibit 4.12 to the S-8 Registration
          Statement).                                              *

4.13      Certificate of the Voting Powers, Designations,
          Preferences and Relative, Participating, Optional
          or Other Special Rights, and Qualifications,
          Limitations or Restrictions Thereof, of Series I
          Convertible Preferred Stock of the Registrant
          (incorporated by reference to Exhibit 4.13 to the S-8
          Registration Statement).                                 *

4.14      Certificate of the Voting Powers, Designations,
          Preferences and Relative, Participating,
          Optional or Other Special Rights, and
          Qualifications, Limitations or Restrictions
          Thereof, of Series J Convertible Preferred
          Stock of the Registrant (incorporated by
          reference to Exhibit 4.14 to the S-8
          Registration Statement).                                 *

4.15      Certificate of the Voting Powers, Designations,
          Preferences and Relative, Participating,
          Optional or Other Special Rights, and
          Qualifications, Limitations or Restrictions
          Thereof, of 10 1/4% Series M Exchangeable
          Preferred Stock of the Registrant (incorporated
          by reference to Exhibit 4.15 to the S-8
          Registration Statement).                                 *

4.16      By-laws of the Registrant (incorporated by
          reference to Exhibit 4.16 to the S-8
          Registration Statement).                                 *

4.17      Rights Agreement, between the Registrant and
          ChaseMellon Shareholder Services, L.L.C., as
          Rights Agent (incorporated by reference to
          Exhibit 4.17 to the S-8 Registration
          Statement).                                              *

4.18      Shareholder's Agreement (the "Shareholders'
          Agreement"), dated as of September 22, 1995,
          among Old Time Warner, R.E. Turner and certain
          associates and affiliates of R. E. Turner
          (incorporated by reference to Appendix A-3 to
          the Joint Proxy Statement/Prospectus included
          as part of the S-4 Registration Statement;
          Schedule 1 to the Shareholders' Agreement is
          incorporated by reference to Exhibit 10(a) to
          the Current Report on Form 8-K dated September
          22, 1995 of Old Time Warner (File No. 1-8637)).          *

5.        Opinion of Thomas W. McEnerney, Esq. regarding
          the legality of the securities being registered
          (incorporated by reference to Exhibit 5 to the
          Registrant's Registration Statement on Form S-8
          (Registration No. 333-14053)).                           *

23.1     Consent of Ernst & Young LLP, independent auditors.

23.2 Consent of Price Waterhouse LLP, independent accountants, with respect to Paragon Communications.

23.3 Consent of Price Waterhouse LLP, independent accountants, with respect to Turner Broadcasting
         System, Inc.

23.4     Consent of Arthur Andersen LLP, Independent Public
         Accountants.

23.5     Consent of Deloitte & Touche LLP, Independent
         Auditors.

23.6     Consent of Thomas W. McEnerney, Esq. (incorporated
         by reference to Exhibit 5).                               *

24.1     Powers of Attorney dated as of October 10, 1996
         (incorporated by reference to Exhibit 24 to the S-8
         Registration Statement).                                  *

24.2     Powers of Attorney for the Administrative
         Committee of the Time Warner Thrift Plan
         (incorporated by reference to Exhibit 24.3 to
         the Registrant's Post-Effective Amendment No. 5
         to the S-4 Registration Statement on Form S-8
         (Registration No. 333-11471)).                            *



*Incorporated by reference